UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 14, 2005


                                DUANE READE INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                  001-13843                               04-3164702
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          (Commission File Number)            (IRS Employer Identification No.)


              440 NINTH AVENUE
             NEW YORK, NEW YORK                            10001
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  (Address of Principal Executive Offices)               (Zip Code)


                                 (212) 273-5700
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

                  At the time of the filing of the registrant's most recent Form 8-K on January 26, 2005, certain information called for in Item 5.02(d)(3) had not yet been determined. This Amendment No. 1 on Form 8-K/A is being filed by the registrant in order to disclose such information relating to the registrant and its sole shareholder, Duane Reade Holdings, Inc. ("Holdings").

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

                  On February 14, 2005, a Compensation Committee of the board of directors of the registrant was established. Messrs. Andrew J. Nathanson, Denis
J. Nayden and Tyler J. Wolfram were designated and appointed to serve as the members of the Compensation Committee. Mr. Nathanson was designated and appointed to serve as its Chairman.

                  On February 14, 2005, an Audit Committee of the board of directors of Holdings was established. Messrs. Michael S. Green, John P. Malfettone and Tyler J. Wolfram were designated and appointed to serve as the members of the Audit Committee. Mr. Malfettone was designated and appointed to serve as its Chairman.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: February 18, 2005

                                              DUANE READE INC.


                                              By:    /s/ John K. Henry
                                                     ---------------------------
                                              Name:  John K. Henry
                                              Title: Senior Vice President and
                                                     Chief Financial Officer